FIRST AMENDMENT TO SUBLEASE
This First Amendment To Sublease (this "First Amendment") is made effective as of the later of the date Master Landlord grants consent to this First Amendment or May 1, 2012 (“Effective Date”), by and between EXELIXIS INC., a Delaware corporation (“Sublandlord”), and NODALITY, INC., a Delaware corporation (“Subtenant”).
RECITALS
A.    Sublandlord and Subtenant entered into that certain Sublease dated as of July 25, 2011 ("Sublease"). Pursuant to the Sublease, Subtenant subleases certain premises ("Subleased Premises") in a building located at 170 Harbor Way (“Building 170”), in South San Francisco, California. All capitalized terms used but defined in this First Amendment shall have the same meanings assigned to them in the Sublease.
B.    Pursuant to Section 22 of the Sublease, Subtenant has a Right of First Offer on the ROFO Space in Building 170.
C.    Sublandlord and Subtenant desire, subject to the terms and conditions set forth below, to amend the Sublease to, among other things, add the ROFO Space to the Subleased Premises.
NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

1.
Sublease of ROFO Space. Sublandlord does hereby sublet to Subtenant and Subtenant does hereby sublet from Sublandlord, the ROFO Space, subject to the terms and conditions of the Sublease, as amended by this First Amendment. The parties hereto agree that the rentable square footage of ROFO Space is 2454, and as of the Effective Date of this First Amendment, with the addition of the ROFO Space, the rentable square footage of the Subleased Premises is 27,564. Such rentable square footage, and any of the economic terms based thereon, shall not be adjusted based on further re-measurement.

2.
Delivery and Condition. Sublandlord shall deliver the ROFO Space to Subtenant on the Effective Date in “as is, where is” condition, provided that all existing improvements therein shall be in good working order, and the Subleased Premises shall be vacant, broom clean and Sublandlord shall have performed its obligations to comply with laws as set forth in the Master Lease. Sublandlord shall convey the Personal Property (as listed and defined in Bill of Sale, the form of which is attached as Exhibit A) to Subtenant in as-is condition, without warranty, for $1,00 as of the Effective Date.

3.	Adjustments to Rent. Commencing on the Effective Date, the chart in Section 4(a) of the Sublease shall be replaced with the following:
11/1/11 – Month 2        $0.00
Months 3-6            $87,885.00
Months 7-12            $96,474.00
Months 13-24            $99,368.22
Months 25-36            $102,349.27

Months 37-48            $105,419.75
Months 49-60            $108,582.35
Month 60 – End Date        $111,839.82
Notwithstanding the foregoing provisions of this Paragraph 3 or Section 4(a) of the Sublease, Subtenant shall receive a rent credit against the Base Rent due for the ROFO Space only for the first full calendar month following the Effective Date in an amount equal to $8,589.

4.
Additional Rent. Section 4(b) of the Sublease is hereby amended to provide that commencing on the Effective Date and continuing until the expiration or earlier termination of the Sublease Term (as defined in the Sublease), Subtenant’s Share shall be 100% of any additional rent or other sums imposed pursuant to the Master Lease that relate solely to the Subleased Premises, and 39.4% of those charges that relate generally to Building 170 (excluding the vivarium located on the first floor) and 23.2% of those charges that relate generally to the Master Premises (as applicable “Subtenant’s Share”).

5.
Additional Services. Sublandlord and Subtenant agree that, notwithstanding anything in the Sublease to the contrary, Subtenant shall pay to Sublandlord the costs for the services furnished to Building 170 set forth on Exhibit B hereto (the “Additional Services”), as follows:

Within thirty (30) days following expiration of each calendar year during the Sublease Term, Sublandlord shall provide to Subtenant Sublandlord’s estimate of Subtenant’s Share of the cost of the Additional Services for the upcoming year (“Estimated Additional Services Cost”), along with copies of any invoices from relevant providers requested by Subtenant. Within ten (10) days of demand, Subtenant shall pay each month, as Additional Rent, Subtenant’s Share of the Estimated Additional Services Cost. The indicative Estimated Additional Services Cost for each of the Additional Services is set forth on Exhibit B hereto.
Within ninety (90) days following the end of each calendar year during the Sublease Term, Sublandlord shall deliver to Subtenant a statement of Subtenant’s Share of the actual cost of the Additional Services incurred for the preceding year, together with copies of all invoices for Additional Services if requested by Subtenant. If on the basis of such statement Subtenant owes an amount that is more or less than the estimated payments for the preceding year previously made by Subtenant, Subtenant or Sublandlord, as the case may be, shall pay the deficiency to the other party within thirty (30) days after delivery of the statement. Failure or inability of Sublandlord to deliver the annual statement within the applicable period set forth in this paragraph shall not impair or constitute a waiver of Subtenant’s obligation to pay in accordance with this Section for Additional Services it consumes, or cause Sublandlord to incur any liability for damages.
In the event that Subtenant or Sublandlord reasonably believes that, by application of the Subtenant’s Share, the allocation of the Estimated Additional Services Cost is inequitable because another occupant of Building 170 is consuming more than its allocable share of the Additional Services, then Sublandlord shall engage Palmer Electric, or other company acceptable to both parties in their reasonable discretion, to perform a measurement of the Additional Services consumption by all occupants of Building 170. If such measurement reflects that any occupant of Building is consuming more than its proportionate share of Additional Services, Sublandlord shall be entitled to charge the party consuming more than its proportionate share the costs of such measurement and Sublandlord shall be entitled to modify the amount of the Estimated Additional Services Cost to allocate such charges on a commercially reasonable basis other than the application of the Subtenant’s Share, taking into account the results of such measurement.

The parties acknowledge that Sublandlord has disengaged King Security Services, Inc. effective as of March 31, 2012 and will no longer provide receptionist services for the main lobby of Building 170 (the “Lobby Services”) because Subtenant has notified Sublandlord that Subtenant no longer requires Lobby Services after such date.

6.
No Additional Security Deposit. Sublandlord herby confirms that it will not require the Security Deposit to be increased in connection with Subtenant’s subleasing of the ROFO Space in accordance with this First Amendment.

7.	Miscellaneous.
a.    This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.
b.    This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.
c.    This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.
d.    Except as amended and/or modified by this First Amendment, the Sublease is hereby ratified and confirmed and all other terms of the Sublease shall remain in full force and effect, as amended by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Sublease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Sublease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.
[Signatures are on the next page.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.
SUBLANDLORD:
EXELIXIS, INC.,

a Delaware corporation
By: /s/ Frank Karbe
Its: EVP & CFO
Date: 05/29/12
SUBTENANT:
NODALITY, INC.,
a Delaware corporation
By: Michael D. Goldberg
Its: Executive Chairman
Date: May 29, 2012

EXHIBIT A
Bill of Sale
For One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Exelixis, Inc., a Delaware corporation (“Seller”), hereby conveys to Nodality, Inc., a Delaware corporation (“Purchaser”), all of Seller’s right, title and interest in and to all of the office furniture, cubicles and other related furniture, fixtures and equipment owned by Seller and listed on Schedule 1 attached hereto and located in the office space on the first floor of 170 Harbor Way, South San Francisco, California subleased to Purchaser pursuant to the First Amendment to Sublease dated as of May 1, 2012 (the “Personal Property”).
Seller has not made and does not make any express or implied warranty or representation with respect to the merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property, the quality or capacity of the Personal Property, workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto, patent infringement or latent defects.
Purchaser accepts the Personal Property on an “as is, where is” basis.
In Witness Whereof, Seller has caused this instrument to be executed and delivered as of this __ day of _________, 2012.
Seller:
Exelixis, Inc.,

a Delaware corporation
By:
Name:
Title:

Schedule 1 to Exhibit A – Personal Property
First Floor Office Space 170 Harbor Way

BUILDING	OFFICE	PICTURE NUMBER	QTY	DESCRIPTION	DIMENSIONS	CHAIR CODE
170	152	128, 129, 130	15	Bi level platform extended corners	72"x42"
			15	Wave top	54"x24"x30"
			15	BBF
			15	FF
			14	Overheads w/ lights	42"
			15	Overheads w/ lights	30"
			3	Steel case 462LEAPx
			2	PA55 2121 EBONY
			2	G97648AA Millenium GI ADJ arm mid back posture ta
			1	PA55 KR 200
			1	KR200 7878# 20 Black
			5	RE30A HWBK9201
			2	ZA94 # IO21 I EBONY KR25 ARMS
			1	PA53 KR 240 2121 EBONY
			1	BJR ARMS MA52#01
			1	598I53 Anthor Accord GL Armless front tilt school
			1	Black task chair
			1	Blk w/ MD MECH 3217
			1	Triangle 3 leg conf. top	41"x41"x41"

170	153-A	121	1	Right extend corner, half moon on right, bi-level KB platform	42" x 72"
			1	60" Left Hand Wave Top	30" x 24"
			2	Tack Boards	42" x 25"
			2	Shelves w/ lights	42"
			1	Whiteboard	48" x 36"
			1	BBF Black FF Gray BBF White FF White
			3	Wall Tracks	60"

BUILDING	OFFICE	PICTURE NUMBER	QTY	DESCRIPTION	DIMENSIONS	CHAIR CODE
			2	Chair ZA94 #I021 I-Ebony KR-25 arms		100

170	153-B	122	1	Left Handed Extended Corner Bi-level KB Platform	72" x 30" x 24"
			1	Right Hand Half Moon	42" x 30" x 24"
			1	Strait WS	30" x 24"
			1	Right Hand Wave Top	72" x 30" x 24"
			1	2-Drawer Lateral Cabinet
			2	Black BBF
			2	Shelves w/ lights	42"
			3	Wall Tracks	60"
			2	Tack Boards	42" x 25"
			1	Chair PA55- #020 Black Chair
			1	Chair KR-200 arms 7878 #20 black		114
			1	BJRS Arms MA52 #V44 Ebony

170	154-A	123	1	Half Moon Corner	48"x48"x12"x12"
			1	Right Handed Half Moon	48"x24"x30"
			1	Black BBF
			1	Wood 3 drawer after market Ped
			2	Tack boards	48"x25"
			2	Shelf's w/ lights	48"
			3	600 wall tracks
			1	4High open shelf 4 drawer lateral file black	42"x5"
			1	PA 55 KR200 2121 Ebony

170	154-B	124	1	Left extended corner half moon bi level 1218 platform	66"x42"
			1	Right hand half moon end ws	42"x24"x30"
			2	Tack boards	36"x25"
			2	Shelfs w/ lights	36"
			3	Wall tracks	60"
			1	Gray armless stacking chair

BUILDING	OFFICE	PICTURE NUMBER	QTY	DESCRIPTION	DIMENSIONS	CHAIR CODE
			1	6L69E2 #020 BLACK
			1	White board	60"x36"

170	155	125	1	Right handed half moon corner w/ 60" shelf attached	72"x42"
			1	SWS	72"x24"
			1	Left handed corner	60"x42"
			1	SWS	54"x30"
			1	Tack board	36"
			1	Tack board	60"
			1	Shelf w/ light	36"
			1	Shelf w/ light	60"
			1	High lateral file	42"x5"
			3	BBF Black
			2	FF Black
			3	Wall tracks	60"
			1	White board	36"x24"
			1	White board	48"x36"
			1	KR-200 ARMS 7878# 20 BLACK

170	156-A	126	2	BBF Black
			1	5 High open shelf 4 drawer lateral file	30"
			2	Shelf 1 task light	48"
			1	Tack board	48"x25"
			1	Left handed corner half moon ("no" Bi level platform) w/ KBT	66"
			1	SWS	48"x24"
			1	Round table w/ chorme base	36"
			1	697648AA Millenium GL ADJ ARM MID BACK POSTURE TA

170	156-B	127	1	Left handed corner ("no" bi level) w/ KBT	54"x42"x24"
			1	SWS	54"
			1	Right handed wave top	48"x24"x30"

BUILDING	OFFICE	PICTURE NUMBER	QTY	DESCRIPTION	DIMENSIONS	CHAIR CODE
			2	Shelf 1 task light	48"
			1	Tack board	48"x25"
			2	BBF Black
			1	2 drawer lateral file	30"
			1	BJR3 ARMS MA52 #01 Charcoal
			1	Gray armless stacking chair

170	157	N/A	1	Crescent Table with Legs	36" x 28"
			1	Table	48" x 30"
			1	Left Handed Extenended Corner w/KBT	72" x 28" 24"
			1	Right Handed Half Moon Table	40" x 30" x 24"
			1	Open Shelf 4 Drawer Lateral File Cab	64" x 42"
			2	BBF Black
			1	Tack Board	47" x 25"
			1	Shelf w/Task Light	48"
			1	Armless ch rad 2162 4578240/002 black		A1
			1	Haworth 75277490000/ black w/arms		123
			1	White Board	48" x 36"
			1	BJR3 ARMS MA52 #01 Charcoal

170	158	N/A	1	Left Handed Extended Corner w/KBT	72" x 42" x 28"
			1	Right Handed Half Moon	42" x 30" x 24"
			1	Round Table	36"
			3	Black Hayworth Chairs w/Arms
			1	Open Shelf 4 Drawer Lateral File	64" x 42"
			4	Shelf	42"
			2	Task Lights
			2	Tack Boards	42" x 325"
			1	White Board	48" x 36"
			1	BBF Black

EXHIBIT B
2012 Nodality Shared Services by Vendor